CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

Exhibit 10.47

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE (I) IT IS NOT MATERIAL AND IS THE TYPE THAT THE COMPANY CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE OR CONFIDENTIAL, AND/OR (II) IF DISCLOSURE WOULD CONSTITUTE A CLEARLY UNWARRANTED INVASION OF PERSONAL PRIVACY, AND HAS BEEN MARKED WITH “[***]” TO IN INDICATE WHERE OMISSIONS HAVE BEEN MADE.

CHANGE ORDER NO. 02

UNDER THE PURCHASE ORDER CONTRACT

FOR THE SALE OF LIQUEFACTION TRAIN SYSTEM

November 15, 2024

Reference is made to the Purchase Order Contract for the Sale of Liquefaction Train System, dated as of April 7, 2023 (as amended, the “Agreement”), by and between Venture Global CP2 LNG, LLC, a Delaware limited liability company (“Buyer”) and Baker Hughes Energy Services LLC, a Delaware limited liability company (“Seller”). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. This Change Order, including any adjustment to the Contract Price and/or the Project Schedule set forth herein, as applicable, has been agreed upon by the Parties in accordance with Clause 24 of Appendix A (General Terms & Conditions) of the Agreement, and is considered an amendment to the Agreement. Except to the extent as may be specifically described in this Change Order, the changes set forth herein do not relieve Seller of any of its responsibilities described in the Agreement.

Once this Change Order is executed by both Parties, and except to the extent set forth herein, this Change Order will constitute a full and final settlement and accord and satisfaction of all effects of the change(s) described herein, and shall be deemed to compensate Seller fully for all such effects.

TERMS AND CONDITIONS:

Buyer and Seller further agree to the following changes to the Agreement:

1.	Clause 6.4 (c) of Appendix A (General Terms & Conditions) of the Agreement is hereby deleted in its entirety and the following is inserted in its place:

“6.4 (c) For each Liquefaction Train, the liquidated damages payable by Seller to Buyer for each Day of delay in delivery of the specific Liquefaction Train (in its entirety) to the Delivery Point beyond the Delivery Date is (i) in respect of the first [***] Liquefaction Trains to be delivered, an amount equal to: (1) for each of the first [***] Days of delay, the amount in Dollars set forth opposite such Day on Appendix L (Liquidated Damage Amounts); and (2) thereafter, [***] per Day for each day of such delay for the next [***] days; (ii) in respect of the subsequent [***] Liquefaction Trains, an amount equal to: (1) for each of the first [***] Days of delay, the amount in Dollars set forth opposite such Day on Appendix L (Liquidated Damage Amounts); and (2) thereafter, [***] per Day for each day of such delay for the next [***] days.”

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

2.	Clause 25.3 of Appendix A (General Terms & Conditions) of the Agreement is hereby amended as follows:

a.	Clause 25.3(a)(i) of Appendix A to the Agreement is hereby amended by deleting the reference therein to [***] in its entirety and inserting [***] in its place.

b.	Clause 25.3(a)(ii) of Appendix A to the Agreement is hereby amended by deleting the reference therein to [***] in its entirety and inserting [***] in its place.

c.

Clause 25.3(b)(i) of Appendix A to the Agreement is hereby amended by (i) deleting the reference therein to [***] in its entirety and inserting [***] in its place, and (ii) deleting the reference therein to [***] in its entirety and inserting [***] in its place.

d.	Clause 25.3(b)(ii) of Appendix A to the Agreement is hereby amended by deleting the reference therein to [***] in its entirety and inserting [***] in its place.

SCOPE:

This Change Order modifies Appendix C (Scope of Supply & Project Schedule) as set forth below:

1.

Section 1.2.1 (Feed Gas Liquefaction) of Appendix C (Scope of Supply & Project Schedule) to the Agreement is hereby amended by inserting the following bullet points after the last bullet point in the sub-section entitled “Cold Box Equipment”:

[***]

2.

Section 1.5 (Scope Clarifications) of Appendix C (Scope of Supply & Project Schedule) to the Agreement is hereby amended by inserting the following new bullet points immediately after the last bullet point of the subsection entitled “Others”:

[***]

APPENDIX B:

Attached as Exhibit A to this Change Order is a revised version of Appendix B (Pricing; Payment Terms & Cancellation Schedule), which supersedes and replaces the existing Appendix B (Pricing; Payment Terms & Cancellation Schedule) in its entirety.

PROJECT SCHEDULE:

This Change Order shall have no impact on the Project Schedule or the Milestone dates.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

COST DETAILS

Attached hereto as Exhibit B to this Change Order contains the Seller’s cost details for the scope of supply modifications set forth herein for information purposes only.

CONTRACT PRICE:

The original Contract Price was:	$	[	***]
The net adjustment to the Contract Price by previously executed Change Orders is:	$	[	***]
The Contract Price prior to this Change Order was:	$	[	***]
The Contract Price shall be increased by this Change Order in the amount (the “Change Order Price”) of:	$	[	***]
(comprised of:
(1) a fixed lump sum amount of $[***], with respect to the changes set forth in Scope item 1 above (PCO#61B Rev 02), and

(2) a fixed lump sum amount of $[***], with respect to the change set forth in Scope item 2 above (PCO#113 Rev 02, PCO#120 Rev 01, PCO#121 Rev 01, PCO#117 Rev 02, PCO#118 Rev 03, PCO#119 Rev 02, and PCO#126 Rev 00).

The adjusted Contract Price, including this Change Order, shall be:	$	[	***]
The original fixed fee for transportation was:	$	[	***]
The net adjustment to the fixed fee by previously executed Change Orders is:	$	[	***]
The fixed fee prior to this Change Order was:	$	[	***]
The fixed fee shall be increased by this Change Order in the amount of:	$	[	***]
The adjusted fixed fee for transportation, including this Change Order, shall be:	$	[	***]
The original not to exceed amount for Transportation Costs was:	$	[	***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

The net adjustment to the not to exceed amount for Transportation Costs by previously executed Change Orders is:	$	[	***]
The adjusted not to exceed amount for Transportation Costs prior to this change order was:	$	[	***]
The not to exceed amount for Transportation Costs shall be increased by this Change Order in the amount of:	$	[	***]
The adjusted not to exceed amount for Transportation Costs, including this Change Order, shall be:	$	[	***]

Seller waives any and all rights to claim any payment or any relief for time for the performance of its obligations for the performance of the scope of the changes that are set forth under this Change Order. This Change Order constitutes compensation in full for Seller for all costs and expenses directly or indirectly attributable to the changes set forth herein, for all delays related thereto, and for performance of the changes within the time stated. Notwithstanding, such adjusted Contract Price does not include any Buyer Taxes which will be added to such Contract Price in accordance with and subject to the terms of the Agreement.

All other terms and conditions of the Agreement remain in effect unless specifically modified herein.

[Signature Page Follows.]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Agreed pursuant to the Agreement by:

Baker Hughes Energy Services LLC		Venture Global CP2 LNG, LLC

By:	/s/ Chris Coffman	By:	/s/ Jonathan W. Thayer
Name:	Chris Coffman	Name:	Jonathan W. Thayer
Title:	Vice President	Title:	Chief Financial Officer

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Exhibit A

APPENDIX B

PRICING, PAYMENT TERMS & CANCELLATION SCHEDULE

Seller shall not issue more than one (1) invoice (or, following the assignment of the Agreement to the EPC Contractor, two (2) invoices) in any calendar month during the term of the Agreement.

Seller shall not be entitled to invoice for a Payment Milestone until such Payment Milestone has been completed, such invoice shall include reasonable documentation of such completion of the Payment Milestone, including the documentation identified in the Payment Milestone Notes below and as may be further defined between Buyer and Seller during the kickoff meeting. Invoices shall include an affidavit setting forth the amounts paid by Seller to any “Major Subcontractors” under the Agreement in a form reasonably acceptable to Buyer and the Lenders.

In addition to the amounts shown in the Payment Milestone in Section I.B., below, Seller shall be permitted to invoice Buyer for the fixed fee of [***] as provided in Clause 7.1 of Appendix A of the Agreement in equal monthly installments in the amount of [***] during the first [***] of the Payment Schedule following the issuance of FNTP and [***] during the [***] month of the payment schedule following the issuance of FNTP.

The Transportation Costs as defined in Clause 7.1 of Appendix A shall not be included in the Aggregate Payment Milestone Cap. Concurrently with the monthly invoice described in the first paragraph of this Appendix B, Seller may submit to Buyer a dedicated monthly invoice for the Transportation Fixed Fee and the Transportation Costs.

Transportation Costs shall be documented by Seller providing to Buyer unredacted copies of purchase orders and other available documentation. Copies of invoices shall be provided as part of the monthly invoice for individual purchase orders or Transportation Costs with a value in excess of $[***]. In all other cases, Facility-specific ERP system reports in Excel format will be submitted with the applicable monthly invoice. Transportation Costs shall be certified by the Project Director as part of the applicable monthly invoice.

Concurrently with the monthly invoice described in the first paragraph of this Appendix B, Seller may submit to Buyer a dedicated monthly invoice with respect to any Cameron Parish sales and use taxes that constitute Buyer Taxes. Any such Cameron Parish sales and use taxes shall be documented by Seller providing the list, value, and delivery date of the delivered equipment.

Concurrently with the monthly invoice described in the first paragraph of this Appendix B, Seller may submit to Buyer a dedicated monthly invoice with respect to the Spare Parts. Spare Parts shall be documented by the Seller providing the list of the delivered spare parts and/or other available documentation to the Seller.

Buyer shall have the right to audit all documentation pertaining to Transportation Costs and taxes on reasonable prior notice to Seller and during normal business hours in order to confirm the accuracy and completeness thereof.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

I.	Payment Milestones:

A.	Payment Milestones after Buyer’s issuance of Pre-LNTP and/or LNTP shall be as indicated in the table below.

Type	Milestone N°	Payment Milestone Description	Amount (USD)
[***]	1	[***]	$	[***]
[***]	L1	[***]	$	[***]
[***]	2	[***]	$	[***]
[***]	3	[***]	$	[***]
[***]	4	[***]	$	[***]
[***]	5	[***]	$	[***]
[***]	6	[***]	$	[***]

B.

Payment Milestones after Buyer’s issuance of FNTP shall be as indicated in the table below. The “Fixed” Payment Milestones (as indicated below) are one-time events. The “By Train” Payment Milestones (as indicated below) shall occur for each Liquefaction Train.

Type	Milestone N°	Milestone Description	Amount (USD)
[***]	1	[***]	$	[***]
[***]	L1	[***]	$	[***]
[***]	2	[***]	$	[***]
[***]	3	[***]	$	[***]
[***]	4	[***]	$	[***]
[***]	5	[***]	$	[***]
[***]	6	[***]	$	[***]
[***]	7	[***]	$	[***]
[***]	8	[***]	$	[***]
[***]	9	[***]	$	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

[***]	10	[***]	$	[***]
[***]	11	[***]	$	[***]
[***]	12	[***]	$	[***]
[***]	13	[***]	$	[***]
[***]	14	[***]	$	[***]
[***]	15	[***]	$	[***]
[***]	16	[***]	$	[***]
[***]	17	[***]	$	[***]
[***]	18	[***]	$	[***]
[***]	19	[***]	$	[***]
[***]	20	[***]	$	[***]
[***]	21	[***]	$	[***]
[***]	22	[***]	$	[***]
[***]	23	[***]	$	[***]
[***]	24	[***]	$	[***]
[***]	25	[***]	$	[***]
[***]	26	[***]	$	[***]
[***]	27	[***]	$	[***]
[***]	28	[***]	$	[***]
[***]	29	[***]	$	[***]
[***]	30	[***]	$	[***]
[***]	31	[***]	$	[***]
[***]	32	[***]	$	[***]
[***]	33	[***]	$	[***]
[***]	34	[***]	$	[***]
[***]	35	[***]	$	[***]
[***]	36	[***]	$	[***]
[***]	37	[***]	$	[***]
[***]	38	[***]	$	[***]

Payment Milestone Notes
1	[***]
2	[***]
3	[***]
4	[***]
5	[***]
6	[***]
7	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Payment Milestone Notes
8	[***]
9	[***]
10	[***]
11	[***]
12	[***]
13	[***]
14	[***]

II.	Aggregate Payment Milestone Cap:

The aggregate amount of all Payment Milestones invoiced by Seller as of each month, including all invoices submitted to Buyer in prior months, shall not exceed the amount of the Aggregate Payment Milestone Cap shown in tables below for such month.

A.	[***]

Month after Issuance of Pre-LNTP or LNTP	Aggregate Payment Milestone Cap (by month)
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

B.	[***]

Month after Issuance of Pre- LNTP or LNTP or FNTP, as applicable	Aggregate Payment Milestone Cap (by month) after CO#2
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Month after Issuance of Pre- LNTP or LNTP or FNTP, as applicable	Aggregate Payment Milestone Cap (by month) after CO#2
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

III.	Termination Fee:

In the event of termination for convenience by Buyer pursuant to Clause 29.1 of Appendix A or a termination by Buyer or Seller, as applicable, if there is no mutual agreement on extending the time for issuance of FNTP pursuant to Clause 6.6 of Appendix A, then the Termination Fee, if any, payable by Buyer shall be determined as follows:

[***]

where:

[***]

Months after issuance of Pre-LNTP, LNTP or issuance of a Suspension Notice, as Applicable	Maximum Termination Fee after CO#2
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]

4. [***]

Months after issuance of Pre-LNTP, LNTP or FNTP or issuance of a Suspension Notice, as applicable	Maximum Termination Fee after CO#2
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Months after issuance of Pre-LNTP, LNTP or FNTP or issuance of a Suspension Notice, as applicable	Maximum Termination Fee after CO#2
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]
[***]	$	[	***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Exhibit B

Cost Details

[Omitted]